Exhibit 99.3

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Business Review Day
CB Richard Ellis Investors

Robert Zerbst
President
March 23, 2005

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2004 Total Revenues

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Overview

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•            Independently operated investment management affiliate of CB Richard Ellis Group, Inc.

•                  Founded in 1972

•                  Registered Investment Advisor

•            Positioned at the center of the world’s leading real estate services company with 13,500 employees and 215 offices in 50 countries

•            Investment programs spanning three continents and a range of risk/return alternatives

Organization – Worldwide Platform

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Mission

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“Our business is to capitalize on real estate investment opportunities for our partners and clients – across the risk/return spectrum and around the globe.”

Why CB Richard Ellis Investors?

Assets Under Management

($B)

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* Difference in AUM equals acquisitions plus appreciation less dispositions and asset transfers.

•                  Disciplined, Research Based Investment Process

•                  Focused Investment Teams

•                  Execution Capability

•                  $3.5 billion in acquisitions

•                  $1.9 billion in dispositions

•                  CB Richard Ellis Platform

•                  Superior Investment Performance

Focused Investment Teams

DEDICATED TEAM/OPERATIONAL MODEL

INVESTMENT COMMITTEES

MANAGED ACCOUNTS	STRATEGIC PARTNERS	SPECIAL SITUATIONS

Core Strategies	Value Added Strategies	Focused, Higher Yield Opportunities

INFORMATION SYSTEMS, ACCOUNTING & ADMINISTRATION	INVESTOR SERVICES & REPORTING	INVESTMENT RESEARCH

MARKET RESEARCH	ACQUISITION/ DISPOSITION BROKERAGE	FINANCING	LEASING	PROPERTY MANAGEMENT

MANAGEMENT & OVERSIGHT

STRATEGIES/INVESTOR FOCUS

•  Dedicated Operating Units

•  Specialized Skill Sets

•  Significant Management Ownership

•  Co-Investment in Higher-Yield Funds

•  Performance-Based Compensation

CBRE INVESTORS COMMON FOUNDATION

CB RICHARD ELLIS GLOBAL PLATFORM

•  13,500 employees

•  215 offices

•  50 Countries

Quality Control

•  Strategy Development

•  Consistency of Process & Methodology

•  Investment Decisions

•  Benchmark Performance

Enhanced

•  Alignment of Interests

•  Accountability

•  Investment Performance

Infrastructure

•  All Dedicated Units Build on a Common World-Class Support System

Unparalleled

•  Data and Research

•  Market Intelligence

•  Investment Sourcing Capability

•  Property Operational Efficiencies

Investment Performance

U.K. DISCRETIONARY ACCOUNTS

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U.S. DISCRETIONARY ACCOUNTS

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Notes on U.S. performance returns.

•                  Performance results have been calculated in accordance with NCREIF methodology and do not include the effect of leverage.

•                  Performance results are after deduction of acquisitions fees but before deduction of asset management fees, performance incentive fees and carried interest.

•                  Net cash flow is assumed to be distributed quarterly.

•                  The NCREIF Property Index data, once aggregated, may not be comparable to the performance of CBRE Investors due to current and historical differences in portfolio composition by asset size, geographic location and property type.

•                  Performance results represent discretionary accounts only.

Global Strategy/Fund Matrix

DEDICATED TEAMS	MANAGED ACCOUNTS	STRATEGIC PARTNERS	SPECIAL SITUATIONS

MAIN CHARACTERISTICS Strategy	CORE	VALUE ADDED	VALUE ADDED/OPPORTUNISTIC

Typical Structure	Separate Accounts Open End Funds	Closed End Funds	Closed End Funds Joint Ventures

Co-investment	No	Yes	Yes

PROGRAMS	• Separate Accounts – US, UK • CB Richard Ellis Realty Trust – US • CB Richard Ellis Property Unit Trust - UK	Strategic Partners • US I, II, III • UK I, II • Europe I, II	• Global Innovation Partners • Partenaires Residentiels I • Partenaires Bureaux (office) I • Dynamique Residentiels • Commerces Rendement • Global Net Lease Partners • Residential JREIT

Growth Strategies

INVESTMENT STRATEGY

Low Risk Core	Value Added
Single	Multiple
Domestic	International/Cross Border

ORGANIZATION/STRUCTURE

Functional Organization	Dedicated Teams
Non-Discretion	Full Discretion
Separate Accounts	Funds and Joint Ventures

CUSTOMERS

Pension Funds	Multiple Capital Sources
Domestic	Global
Clients	Partners

COMPANY POSITION/PERCEPTION

Advisor	GP/Investment Sponsor

2004 Milestones – Historical Highs

Total New Investments	$3.5B globally

Total Dispositions	$1.9B globally

Assets Under Management	$15.1B, 22.3% annual growth over last 7 years

Created 2 REIT IPOs	Digital Realty Trust, NYSE New City Residential Corp, TSE

Global Real Estate Investment Manager of the Year Award	Sponsored by Global Pensions Magazine

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